Convertible Instruments Classified as Equity (Details) - Schedule of convertible loan note reserve $ in Thousands	Dec. 31, 2020 USD ($)
Schedule of convertible loan note reserve [Abstract]
Par value of convertible loan notes issued	$ 2,175
Less: Fair value of warrants issued to note holders	(661)
Total convertible loan notes issued	1,514
Accrued interest	348
Less: convertible loan note conversion	(2,523)
Exercise of warrants	661
Total